UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2013

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2013, the Board of Directors (the “Board”) of Cobalt International Energy, Inc. (the “Company”) elected former United States Senator Kay Bailey Hutchison as a member of the Board, effective immediately. Senator Hutchison will serve as a Class III director and her initial term will expire at Cobalt’s 2015 Annual Meeting of Stockholders. In addition, Senator Hutchison has been appointed as a member of the Nominating and Corporate Governance Committee of the Board. The Board has also made the affirmative determination that Senator Hutchison qualifies as an independent director under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the New York Stock Exchange. Pursuant to the terms of the Company’s Non-Employee Directors Compensation Plan, for serving as a non-employee Director, Senator Hutchison will receive a $100,000 annual retainer (prorated to $4,383 for calendar year 2013), an initial award of restricted stock units with a value of $80,068 for her service through May 31, 2014 and an annual award of restricted stock units with a value of $175,000 for each year of her service thereafter. The retainers will be payable at Senator Hutchison’s election in cash and/or shares of the Company’s common stock. Each award of restricted stock units will be granted pursuant to a Restricted Stock Unit Award Notification under the Company’s Non-Employee Directors Compensation Plan and generally will be payable to Senator Hutchison one year after grant in shares of the Company’s common stock. Payment with respect to the retainers and restricted stock units may be deferred at Senator Hutchison’s election pursuant to the terms of the Company’s Non-Employee Directors Deferral Plan.

Further details regarding Senator Hutchison’s election as a Director are contained in a press release issued by the Company on December 16, 2013, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                       Financial Statements And Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2013

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Senior Vice President and General Counsel

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated December 16, 2013